UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Riverside Plaza Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value	H	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2023, the Talent and Compensation Committee (the “Committee”) of the Board of Directors of Hyatt Hotels Corporation (the “Company”), in its capacity as Administrator of the Fourth Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan, as amended, granted performance share units or “2023-2025 PSUs” pursuant to a Performance Share Unit Agreement approved by the Committee consistent with the form filed herewith as Exhibit 10.1 (the “2023-2025 PSU Agreement”). The 2023-2025 PSUs are eligible to vest and be paid out in shares of Class A common stock, $0.01 par value per share, of the Company (the “Class A Common Stock”) at the end of a three-year performance period beginning on January 1, 2023 and ending on December 31, 2025 or earlier upon the occurrence of a change in control of the Company, if earned, based on achievement of certain pre-determined goals (as approved by the Committee prior to the grant of the 2023-2025 PSUs), and generally subject to the holder’s continued employment through the performance period or the earlier occurrence of a change of control of the Company (except in the case of certain qualifying terminations of employment). If the threshold goal is not achieved with respect to the performance goals, then the 2023-2025 PSUs that could be earned based on attainment of such performance goals will be forfeited and none will vest. Within 30 days after vesting, the Company will deliver to the holder of the 2023-2025 PSUs a number of shares of Class A Common Stock of the Company equal to the number of 2023-2025 PSUs that vested.

The target number of 2023-2025 PSUs granted on May 17, 2023 to the Company’s named executive officers is as follows: Mark S. Hoplamazian – 44,758; Joan Bottarini – 8,593; H. Charles Floyd – 8,951; and Mark R. Vondrasek – 6,266. The maximum number of 2023-2025 PSUs that any officer can earn is 200% of the target number of 2023-2025 PSUs.

The foregoing description of the grant of 2023-2025 PSUs is qualified in its entirety by reference to the terms of the form 2023-2025 PSU Agreement, which is filed herewith as Exhibit 10.1 and is incorporated by reference.

The Board of Directors of the Company previously ratified and approved, subject to stockholder ratification and approval of, the prior adoption and approval of the Fourth Amended and Restated Hyatt Hotels Corporation Long-Term Inventive Plan and the Second Amended and Restated Hyatt Hotels Corporation Employee Stock Purchase Plan under Section 204 of the Delaware General Corporation Law, as amended, which was ratified and approved by the Company’s stockholders on May 17, 2023 at the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”), as described below.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting was held on May 17, 2023. A summary of the matters voted on at the Annual Meeting by the Company’s stockholders is set forth below.

1.

The Company’s stockholders elected each of the following Class III directors to serve until the Company’s 2024 annual meeting of stockholders and until their respective successors have been duly elected and qualified by the following votes:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Susan D. Kronick	625,475,772	3,339,209	3,767,065
Jason Pritzker	614,204,386	14,610,595	3,767,065
Dion Camp Sanders	627,932,412	882,569	3,767,065

The Company’s stockholders elected each of the following Class I directors to serve until the Company’s 2025 annual meeting of stockholders and until their respective successors have been duly elected and qualified by the following votes:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Paul D. Ballew	627,931,174	883,807	3,767,065
Mark S. Hoplamazian	627,768,875	1,046,106	3,767,065
Cary D. McMillan	613,453,560	15,361,421	3,767,065
Michael A. Rocca	625,857,135	2,957,846	3,767,065

The Company’s stockholders elected each of the following Class II directors to serve until the Company’s 2026 annual meeting of stockholders and until their respective successors have been duly elected and qualified by the following votes:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Thomas J. Pritzker	613,987,173	14,827,808	3,767,065
Heidi O’Neill	626,611,240	2,203,741	3,767,065
Richard C. Tuttle	609,535,015	19,279,966	3,767,065
James H. Wooten, Jr.	625,587,543	3,227,438	3,767,065

2.	The Company’s stockholders ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2023 by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
631,303,076	1,255,127	23,843	0

3.

The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
626,805,840	1,992,747	16,394	3,767,065

4.	The Company’s stockholders determined, on an advisory basis, to hold an advisory vote on executive compensation every year by the following votes:

EVERY YEAR	EVERY 2 YEARS	EVERY 3 YEARS	ABSTAIN	BROKER NON-VOTES
628,561,671	5,723	239,527	8,060	3,767,065

The Company’s Board of Directors has considered these results and determined that the Company will include an advisory vote on executive compensation in the Company’s proxy materials each year until the next advisory vote on the frequency of future advisory votes on executive compensation required by applicable law.

5.

The Company’s stockholders ratified and approved, pursuant to Section 204 of the Delaware General Corporation Law, as amended, the prior adoption and approval of the Fourth Amended and Restated Hyatt Hotels Corporation Long-Term Inventive Plan and the Second Amended and Restated Hyatt Hotels Corporation Employee Stock Purchase Plan by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
627,367,377	1,427,623	19,981	3,767,065

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Document Description

10.1	Form of 2023-2025 Performance Share Unit Agreement under the Fourth Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: May 18, 2023	By:	/s/ Margaret C. Egan
	Name:	Margaret C. Egan
	Title:	Executive Vice President, General Counsel and Secretary